SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2011 (December 12, 2011)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-8052	63-0780404
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer ID No.)
of incorporation)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index of Exhibits page 2.

Total number of pages in this report is 4.

Item 8.01	Other Events

On December 12, 2011, Torchmark Corporation issued a press release announcing the election of Steve DiChiaro as Executive Vice President and Chief Marketing Officer of its subsidiary, Liberty National Life Insurance Company. Torchmark also announced that Roger Smith, who currently serves as President and Chief Executive Officer of American Income Life Insurance Company, another Torchmark subsidiary, will become President and Chief Executive Officer of Liberty National and continue to serve as Chief Executive Officer of American Income. Scott Smith has been appointed President of American Income. This information is included as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Page
(99.1) Torchmark Corporation press release dated December 12, 2011	4

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: December 15, 2011	/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and Secretary